FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT
This Fifth Amendment to Employment Agreement (“Fifth Amendment”) is made by and between Richard S. Denning (“Executive”) and Cumulus Media Inc. (“Company”) on this June 10, 2025.
WHEREAS, Executive and Company are parties to that certain Employment Agreement dated November 29, 2011, as amended by that First Amendment to Employment Agreement dated March 30, 2016, amended by that Second Amendment to Employment Agreement dated August 26, 2016, amended by that Third Amendment to Employment Agreement dated October 25, 2017, and further amended by that Fourth Amendment to Employment Agreement dated December 14, 2018 (collectively, “Agreement”); and
WHEREAS, the Parties wish to modify the terms of the Agreement in accordance with the terms hereof;
NOW THEREFORE, the Parties in consideration of the mutual promises set forth herein, hereby agree as follows:
1.Section 3(a) of the Agreement is amended to insert the following at the end of Section 3(a):
“Executive shall be permitted to perform his Job Duties remotely from the State of Florida, Executive’s state of residency, except that Executive shall be required to travel periodically for corporate meetings in New York, New York, and Atlanta, Georgia, as reasonably determined by Company, in the execution of his Job Duties”.

2.All capitalized terms used herein, unless given specific definitions in this Fifth Amendment shall have the definition ascribed to such terms in the Agreement.
3.This Fifth Amendment shall be effective as of May 23, 2025 (the “Effective Date”).
4.Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
5.This Fifth Amendment may be executed in any number of counterparts, each of which when taken together shall constitute one and the same original instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Fifth Amendment the day and year indicated herein.
COMPANY
Cumulus Media Inc.
By: /s/ Kriston Aitken__________________
Name: Kriston Aitken__________________
Title: CHRO/SVP Human Resources______

EXECUTIVE

/s/ Richard S. Denning________________
 Richard S. Denning